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                                                                   EXHIBIT 10.2
----------------------------------------------- --------------------------------------------- --------------------------------------
EPIQ SYSTEMS, INC.                              GOLD BANK                                     Line of Credit No.    1031000029
----------------------------------------                                                                          ------------------
501 KS AVE                                      11301 NALL AVENUE                             Date                  JUNE 20, 2001
----------------------------------------                                                            --------------------------------
KANSAS CITY, KS 66105                           LEAWOOD, KS 66211                             Max. Credit Amt.      2,500,000.00
----------------------------------------                                                                        --------------------
                                                                                              Loan Ref. No.         1031000029
----------------------------------------                                                                       ---------------------
48-1056429                                                                                    App#                  131001008550
         BORROWER'S NAME AND ADDRESS                  LENDER'S NAME AND ADDRESS
"I" includes each borrower above,               "You" means the lender,  its  successors
jointly and severally.                          and assigns.
----------------------------------------------- --------------------------------------------- --------------------------------------
You have extended to me a line of credit in the

AMOUNT of         TWO  MILLION  FIVE HUNDRED  THOUSAND  AND  NO/100.......................... $  2,500,000.00
           ---------------------------------------------------------------------------------- --------------------------------------

You will make loans to me from time to time until 3:00 p.m. on JUNE 20, 2002 . Although the line of credit expires on that date,
I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

     This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT:  This line of credit is:

       /X/   OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

             a.  I have borrowed the maximum amount available to me;

             b.  This line of credit has expired;

             c. I have defaulted on the note (or notes) which show my indebtedness under this line of credit;

             d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;

             e.
                 -----------------------------------------------------------------------------------------------------------------

                 -----------------------------------------------------------------------------------------------------------------
       /X/       DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal
                 or exceed                              $
                          ----------------------------  ------------------------

Subject to the obligatory or discretionary limitations above, this line of credit is:

       /X/ OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

       / /       CLOSED-END: I may borrow up to the maximum only one time.

2.    PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed one JUNE 20, 2001 , or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows:

              ALL FUTURE ADVANCES MUST BE REQUESTED IN PERSON, IN WRITING
     -------------------------------------------------------------------------------------------------------------------------------
              OR BY PHONE AND ARE SUBJECT TO APPROVAL OR DISAPPROVAL AT THE
     -------------------------------------------------------------------------------------------------------------------------------
              SOLE DISCRETION OF GOLD BANK MANAGEMENT
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

3.   RELATED  DOCUMENTS:  I have signed the following  documents in connection with this line of credit and note(s)
     entered into in accordance with this line of credit:

     /X/   security agreement dated                    JUNE 20, 2001
                                    --------------------------------------------  / /   --------------------------------------------
     / /   mortgage dated
                         -------------------------------------------------------  / /   --------------------------------------------
     / /   guaranty dated
                         -------------------------------------------------------  / /   --------------------------------------------

4.   REMEDIES:  If I am in default on the note(s) you may:
         a.  take any action as provided in the related documents;
         b.  without notice to me, terminate this line of credit.

              By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5.    COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6.    COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

         a. maintain books and records of my operations relating to the need for this line of credit;

         b. permit you or any of your representatives to inspect and/or copy these records;

         c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;

         d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

         e.
             ----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------

7.   NOTICES:  All notices or other  correspondence  with me should be sent to my address stated above.  The notice or  correspondence  shall be  effective  when  deposited in the mail,  first class,  or delivered to me in person.

8.   MISCELLANEOUS:  This line of credit may not be  changed  except by a written  agreement  signed by you and me.
         The law of the state in which you are  located  will  govern this  agreement.  Any term of this  agreement which is contrary to applicable  law will not be effective,  unless the law permits you and me to agree to such a variation.

-----------------------------------------------------------------------------------------------------------------------------------
NOTICE TO BORROWER:  This written  agreement is the final expression of the agreement  between you and the Lender,  and as such it may not be contradicted by evidence of any prior oral agreement or of a contemporaneous oral agreement between you and the Lender.
ADDITIONAL TERMS:


AFFIRMATION:  By signing or initialing here, Borrower &
Lender affirm that no unwritten oral agreement between
them exists.                                                  x                                           x  /s/   TOM OLOFSON
                                                                 --------------------------------            --------------------
                                                                              Lender                                Borrower
---------------------------------------------------------------------------------------------------

FOR THE LENDER                                                         SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT.
                                                                       I HAVE RECEIVED A COPY ON TODAY'S DATE.

                                                                       EPIQ SYSTEMS, INC.
-----------------------------------------------------                  ------------------------------
              JULIE L. HOOK

Title             VICE PRESIDENT                                          /s/  TOM W. OLOFSON
-----------------------------------------------------                  ------------------------------
                                                                       TOM W. OLOFSON, CEO
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